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        SUPPLEMENT TO THE STANDARD AND SERVICE CLASS SUMMARY PROSPECTUSES
                                     FOR THE
                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
                              DATED APRIL 30, 2010

On September 29, 2009, Ameriprise Financial, Inc. ("Ameriprise Financial") entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the LVIP Columbia Value Opportunities Fund (the "Fund"). The closing of the Transaction occurred on April 30, 2010. On May 1, 2010, the sub-adviser of the Fund changed from Columbia Management Advisors, LLC to Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise Financial. The portfolio managers listed in the Prospectus became portfolio managers of Columbia Management Investment Advisers, LLC on May 1, 2010.

Accordingly, effective May 1, 2010, the description of the Sub-Adviser and Portfolio Managers on Page 3 of the summary prospectuses for the LVIP Columbia Value Opportunities Fund are changed as follows:

In the Investment Adviser and Sub-Adviser section on Page 3, Columbia Management Advisors, LLC is to be deleted and replaced with Columbia Management Investment Advisers, LLC. In addition, the Company Titles for Christian K. Stadlinger and Jarl Ginsberg should be deleted and replaced with the title Portfolio Manager.

This Supplement is dated May 1, 2010.

                 PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.

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